Filed Pursuant to Rule 433
                                                      File Number: 333-127620-19


                                   SCHEDULE A
                      STRUCTURAL AND COLLATERAL TERM SHEET

                            FFMLT 2006-FF3 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://sec.gov/Archives/edgar/data/807641/000091412105002050/
0000914121-05-002050.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $951,620,000
                                  (Approximate)
                                 FFMLT 2006-FF3
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Approximate         Primary           Expected                             Estimated         Principal
                         Principal         Collateral          Credit          Initial Pass        Avg. Life          Payment
   Certificates       Balance(1) (4)         Group            Support        Through Rate(5)        (yrs)(2)       Window(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
A-1                    $240,480,000         Group I           19.45%          LIBOR + [ - ]%          2.18         03/06 - 02/12
A-2A                   $280,265,000         Group II          19.45%          LIBOR + [ - ]%          1.00         03/06 - 12/07
A-2B                   $247,710,000         Group II          19.45%          LIBOR + [ - ]%          3.00         12/07 - 02/12
A-2C                    $31,680,000         Group II          19.45%          LIBOR + [ - ]%          6.01         02/12 - 02/12
M-1                     $33,774,000       Group I & II        16.05%          LIBOR + [ - ]%          4.56         11/09 - 02/12
M-2                     $30,793,000       Group I & II        12.95%          LIBOR + [ - ]%          4.43         08/09 - 02/12
M-3                     $17,881,000       Group I & II        11.15%          LIBOR + [ - ]%          4.36         07/09 - 02/12
M-4                     $16,390,000       Group I & II         9.50%          LIBOR + [ - ]%          4.33         06/09 - 02/12
M-5                     $14,900,000       Group I & II         8.00%          LIBOR + [ - ]%          4.30         06/09 - 02/12
M-6                     $14,403,000       Group I & II         6.55%          LIBOR + [ - ]%          4.27         05/09 - 02/12
M-7                     $12,914,000       Group I & II         5.25%          LIBOR + [ - ]%          4.26         04/09 - 02/12
M-8                     $10,430,000       Group I & II         4.20%          LIBOR + [ - ]%          4.24         04/09 - 02/12
------------------------------------------------------------------------------------------------------------------------------------
Total                  $951,620,000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------
                           Expected
                         S&P/ Moody's
   Certificates         Ratings(6)(7)
------------------------------------------
A-1                       AAA / Aaa
A-2A                      AAA / Aaa
A-2B                      AAA / Aaa
A-2C                      AAA / Aaa
M-1                       AA+ / Aa1
M-2                       AA+ / Aa2
M-3                        AA / Aa3
M-4                        AA / A1
M-5                        AA / A2
M-6                        A+ / A3
M-7                        A / Baa1
M-8                        A / Baa2
------------------------------------------
Total
------------------------------------------


Non-Offered Certificates
------------------------

------------------------------------------------------------------------------------------------------------------------------------
M-9                      $7,946,000       Group I & II         3.400%         LIBOR + [ - ]%          N/A               N/A
B-1                      $6,954,000       Group I & II         2.700%         LIBOR + [ - ]%          N/A               N/A
B-2                      $9,933,000       Group I & II         1.700%         LIBOR + [ - ]%          N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------
M-9                           N/A
B-1                           N/A
B-2                           N/A
-------------------------------------------


(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 8% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all certificates.

(3) The last scheduled distribution date for the Certificates is the Distribution Date in February 2036.

(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.

(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.

(7) Rating Agency Contacts: Kruti Muni, Moody's Ratings (201) 915-8733 and Daniel Hall, Standard and Poor's (212) 438-1576.


Selected Mortgage Pool Data(8)
------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Group I                                 Group II
                                                     ---------------------------------------------------------------------------
                                                     Adjustable Rate       Fixed Rate       Adjustable Rate       Fixed Rate
--------------------------------------------------------------------------------------------------------------------------------
Average Scheduled Principal Balance:                     $249,685,422        $51,082,196        $608,133,755        $91,670,097
Number of Mortgage Loans                                        1,550                365               2,063                600
Average Scheduled Principal Balance                          $161,087           $139,951            $294,781           $152,783
Weighted Average Gross Coupon:                                  7.417%             7.126%              7.373%             7.834%
Weighted Average Net Coupon((9)):                               6.907%             6.616%              6.863%             7.324%
Weighted Average Current FICO Score:                              635                651                 657                629
Weighted Average Original LTV Ratio:                            80.23%             73.02%              80.75%             79.76%
Weighted Average Combined LTV with Silent Seconds:              86.16%             75.14%              92.86%             82.73%
Weighted Average Stated Remaining Term (months):                  359                343                 359                351
Weighted Average Seasoning (months):                                1                  1                   1                  1
Weighted Average Months to Roll((10)):                             26                  0                  26                  0
Weighted Average Gross Margin((10)):                             5.55%              0.00%               5.40%              0.00%
Weighted Average Initial Rate Cap((10)):                         2.99%              0.00%               2.99%              0.00%
Weighted Average Periodic Rate Cap((10)):                        1.00%              0.00%               1.00%              0.00%
Weighted Average Gross Max. Lifetime Rate((10)):                13.42%              0.00%              13.37%              0.00%
Weighted Average % of Silent Seconds:                           30.70%             12.43%              64.03%             16.77%
Weighted Average DTI%:                                          43.10%             41.72%              43.17%             38.60%
Weighted Average % of Loans with MI:                             0.00%              0.00%               0.00%              0.00%
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------
                                                            Aggregate
                                                     -------------------
Average Scheduled Principal Balance:                     $1,000,571,470
Number of Mortgage Loans                                          4,578
Average Scheduled Principal Balance                            $218,561
Weighted Average Gross Coupon:                                    7.414%
Weighted Average Net Coupon((9)):                                 6.904%
Weighted Average Current FICO Score:                                649
Weighted Average Original LTV Ratio:                              80.14%
Weighted Average Combined LTV with Silent Seconds:                89.36%
Weighted Average Stated Remaining Term (months):                    357
Weighted Average Seasoning (months):                                  1
Weighted Average Months to Roll((10)):                               26
Weighted Average Gross Margin((10)):                               5.45%
Weighted Average Initial Rate Cap((10)):                           2.99%
Weighted Average Periodic Rate Cap((10)):                          1.00%
Weighted Average Gross Max. Lifetime Rate((10)):                  13.39%
Weighted Average % of Silent Seconds:                             48.75%
Weighted Average DTI%:                                            42.66%
Weighted Average % of Loans with MI:                               0.00%
------------------------------------------------------------------------


(8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(10) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by First Franklin Financial Corporation, a division of National City Bank of Indiana ("First Franklin").

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.70%, and excess spread.

o The Mortgage Loans will be serviced by National City Home Loan Services, Inc. ("National City"). National City's residential primary servicer ratings for subprime loans are: Above Average (S&P), SQ2+ (Moody's) and RPS2- (Fitch).

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSFFML06FF3" and on Bloomberg as "FFML 06-FF3".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $963,043,592. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.950% (on a 30/360 basis) on the scheduled notional amount to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the scheduled notional amount from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
-----------------------------
Expected Closing Date:                   February 23, 2006

Statistical Calculation Date:            January 1, 2006

Cut-off Date:                            February 1, 2006

Expected Pricing Date:                   Week of February 6, 2006

First Distribution Date:                 March 27, 2006


Key Terms
-----------------------------
Offered Certificates:                    Class A and Class M Certificates except
                                         the Class M-9 Certificates

Non-Offered Certificates:                Class M-9 and Class B Certificates

Class A Certificates:                    Class A-1, Class A-2A, Class A-2B and
                                         Class A-2C Certificates

Class A-2 Certificates:                  Class A-2A, Class A-2B and Class A-2C
                                         Certificates

Class M Certificates:                    Class M-1, Class M-2, Class M-3, Class
                                         M-4, Class M-5, Class M-6, Class M-7,
                                         Class M-8 and Class M-9 Certificates

Class B Certificates:                    Class B-1 and Class B-2 Certificates

Class R Certificates:                    Class R, Class RC and Class RX

LIBOR Certificates:                      Offered and Non-Offered Certificates

Depositor:                               GS Mortgage Securities Corp.

Lead Manager:                            Goldman, Sachs & Co.

Servicer:                                National City

Trustee:                                 Deutsche Bank National Trust Company

Custodians:                              Deutsche Bank National Trust Company

Swap Provider:                           [TBD]


Servicing Fee Rate:                      50 bps


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trustee Fee Rate:                        Approximately 1 bp

Expense Fee Rate:                        The Servicing Fee Rate and Trustee Fee
                                         Rate

Distribution Date:                       25th day of the month or the following
                                         business day

Record Date:                             For any Distribution Date, the last
                                         business day of the Interest Accrual
                                         Period

Delay Days:                              0 day delay on all Certificates

Prepayment Period:                       The calendar month prior to the
                                         Distribution Date

Due Period:                              The period commencing on the second day
                                         of the calendar month preceding the
                                         month in which the Distribution Date
                                         occurs and ending on the first day of
                                         the calendar month in which
                                         Distribution Date occurs.

Day Count:                               Actual/360 basis

Interest Accrual Period:                 The prior Distribution Date to the day
                                         prior to the current Distribution Date
                                         except for the initial accrual period
                                         for which interest will accrue from the
                                         Closing Date.

Pricing Prepayment Assumption:           Adjustable rate mortgage loans: CPR
                                         starting at 5% CPR in the first month
                                         of the mortgage loan (i.e. loan age)
                                         and increasing to 30% CPR in month 12
                                         (an approximate 2.273% increase per
                                         month), remaining at 30% CPR for 12
                                         months, then moving to 60% CPR for 3
                                         months, and then remaining at 35% CPR
                                         thereafter.

                                         Fixed rate mortgage loans: CPR starting
                                         at 5% CPR in the first month of the
                                         mortgage loan (i.e. loan age) and
                                         increasing to 24% CPR in month 12 (an
                                         approximate 1.727% increase per month),
                                         and remaining at 24% CPR thereafter.

Mortgage Loans:                          The trust will consist of sub-prime,
                                         first lien, fixed rate and adjustable
                                         rate residential mortgage loans.

Group I Mortgage Loans:                  Approximately $300,767,618 of Mortgage
                                         Loans with original principal balances
                                         as of the Statistical Calculation Date
                                         that conform to the original principal
                                         balance limits for one- to four-family
                                         residential mortgage loan guidelines
                                         set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:                 Approximately $699,803,852 of Mortgage
                                         Loans with original principal balances
                                         as of the Statistical Calculation Date
                                         that may or may not conform to the
                                         original principal balance limits for
                                         one- to four-family residential
                                         mortgage loan guidelines set Fannie Mae
                                         or Freddie Mac.

Excess Spread:                           The initial weighted average net coupon
                                         of the mortgage pool will be greater
                                         than the interest payments on the LIBOR
                                         Certificates, resulting in excess cash
                                         flow calculated in the following manner
                                         based on the collateral as of the
                                         Statistical Calculation Date:


                                         Initial Gross WAC(1):                                               7.4136%
                                            Less Fees & Expenses(2):                                         0.5100%
                                                                                                     ------------------------
                                         Net WAC(1):                                                         6.9036%
                                            Less Initial LIBOR Certificate Coupon (Approx.)(3):              4.8007%
                                            Less Initial Swap Outflow(3):                                    0.3374%
                                                                                                     ------------------------
                                         Initial Excess Spread(1):                                           1.7655%

                                         (1)   This amount will vary on each
                                               Distribution Date based on
                                               changes to the weighted average
                                               of the interest rates on the
                                               Mortgage Loans as well as any
                                               changes in day count.

                                         (2)   Assumes a fee of 51 bps.

                                         (3)   Assumes 1-month LIBOR equal to
                                               4.6020%, initial marketing
                                               spreads and a 30-day month. This
                                               amount will vary on each
                                               Distribution Date based on
                                               changes to the weighted average
                                               of the pass-through rates on the
                                               LIBOR Certificates as well as any
                                               changes in day count.

Servicer Advancing:                      Yes as to principal and interest,
                                         subject to recoverability


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:                   The Servicer will pay compensating
                                         interest equal to the lesser of (A) the
                                         aggregate of the prepayment interest
                                         shortfalls on the Mortgage Loans for
                                         the related Distribution Date resulting
                                         from Principal Prepayments on the
                                         Mortgage Loans during the related
                                         Prepayment Period and (B) the aggregate
                                         Servicing Fee received for the related
                                         Distribution Date.

Optional Clean-up Call:                  The transaction has a 10% optional
                                         clean-up call.

Rating Agencies:                         Standard & Poor's Ratings Services, a
                                         division of The McGraw-Hill Companies,
                                         Inc. and Moody's Investors Service,
                                         Inc. will rate all of the Offered
                                         Certificates.

Minimum Denomination:                    $25,000 with regard to each of the
                                         Offered Certificates

Legal Investment:                        It is anticipated that the Class A
                                         Certificates and the Class M-1, Class
                                         M-2, Class M-3, Class M-4 and Class M-5
                                         will be SMMEA eligible.

ERISA Eligible:                          Underwriter's exemption is expected to
                                         apply to the Offered Certificates.
                                         However, in addition, for so long as
                                         the swap agreement is in effect,
                                         prospective purchasers must be eligible
                                         under one or more investor-based
                                         exemptions, and prospective purchasers
                                         should consult their own counsel.

Tax Treatment:                           Portions of the trust will be treated
                                         as multiple real estate mortgage
                                         investment conduits, or REMICs, for
                                         federal income tax purposes.

                                         The Offered Certificates will represent
                                         regular interests in a REMIC, which
                                         will be treated as debt instruments of
                                         a REMIC, and interests in certain basis
                                         risk interest carry forward payments,
                                         pursuant to the payment priorities in
                                         the transaction. Each interest in basis
                                         risk interest carry forward payments
                                         will be treated as an interest rate cap
                                         contract for federal income tax
                                         purposes.

Registration Statement and Prospectus:   This term sheet does not contain all
                                         information that is required to be
                                         included in a registration statement,
                                         or in a base prospectus and prospectus
                                         supplement.

                                         The Depositor has filed a registration
                                         statement (including the prospectus
                                         with the SEC for the offering to which
                                         this communication relates. Before you
                                         invest, you should read the Prospectus
                                         in the registration statement and other
                                         documents the Depositor has filed with
                                         the SEC for more complete information
                                         about the Depositor, the issuing trust
                                         and this offering. You may get these
                                         documents for free by visiting EDGAR on
                                         the SEC website at www.sec.gov.
                                         Alternatively, the Depositor or
                                         Goldman, Sachs & Co., the underwriter,
                                         for this offering will arrange to send
                                         you the Prospectus if you request it by
                                         calling toll-free 1-800-323-5678.

                                         The registration statement referred to
                                         above (including the prospectus) is
                                         incorporated in this term sheet by
                                         reference and may be accessed by
                                         clicking on the following hyperlink:

                                         http://sec.gov/Archives/edgar/
                                         data/807641/000091412105002050/
                                         0000914121-05-002050.txt


Risk Factors:                            PLEASE SEE "RISK FACTORS" IN THE
                                         PROSPECTUS INCLUDED IN THE REGISTRATION
                                         STATEMENT FOR A DESCRIPTION OF
                                         INFORMATION THAT SHOULD BE CONSIDERED
                                         IN CONNECTION WITH AN INVESTMENT IN THE
                                         OFFERED CERTIFICATES.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.70% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.40% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in March 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 38.90%.

------------------------------------------------------------------------------------------------------
          Class          Initial Credit Enhancement Percentage(1)          Stepdown Date Percentage
------------------------------------------------------------------------------------------------------
            A                             19.45%                                    38.90%
------------------------------------------------------------------------------------------------------
           M-1                            16.05%                                    32.10%
------------------------------------------------------------------------------------------------------
           M-2                            12.95%                                    25.90%
------------------------------------------------------------------------------------------------------
           M-3                            11.15%                                    22.30%
------------------------------------------------------------------------------------------------------
           M-4                            9.50%                                     19.00%
------------------------------------------------------------------------------------------------------
           M-5                            8.00%                                     16.00%
------------------------------------------------------------------------------------------------------
           M-6                            6.55%                                     13.10%
------------------------------------------------------------------------------------------------------
           M-7                            5.25%                                     10.50%
------------------------------------------------------------------------------------------------------
           M-8                            4.20%                                      8.40%
------------------------------------------------------------------------------------------------------
           M-9                            3.40%                                      6.80%
------------------------------------------------------------------------------------------------------
           B-1                            2.70%                                      5.40%
------------------------------------------------------------------------------------------------------
           B-2                            1.70%                                      3.40%
------------------------------------------------------------------------------------------------------

(1) Includes initial overcollateralization percentage.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 38.00% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-----------------------------------------------------------------------------------------------------------
        Distribution Dates                              Cumulative Realized Loss Percentage
-----------------------------------------------------------------------------------------------------------
    March 2008 - February 2009                               1.15% for the first month,
                                            plus an additional 1/12th of 1.40% for each month thereafter
-----------------------------------------------------------------------------------------------------------
    March 2009 - February 2010                               2.55% for the first month,
                                            plus an additional 1/12th of 1.40% for each month thereafter
-----------------------------------------------------------------------------------------------------------
    March 2010 - February 2011                               3.95% for the first month,
                                            plus an additional 1/12th of 1.15% for each month thereafter
-----------------------------------------------------------------------------------------------------------
    March 2011 - February 2012                               5.10% for the first month,
                                            plus an additional 1/12th of 0.65% for each month thereafter
-----------------------------------------------------------------------------------------------------------
    March 2012 and thereafter                                          5.75%
-----------------------------------------------------------------------------------------------------------

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the from Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the Swap Provider.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 61.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 67.90% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 74.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B and Class A-2C Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Class R Certificates, pro-rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

                  (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, allocated between the Class A-1 Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B and Class A-2C Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xi) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, and Class A-2C Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

       (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

       (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

       (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

       (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

       (v) certain swap termination payments to the Supplemental Interest Trust, and

       (vi)   to the holders of the Class X certificates, any remaining amounts.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------

                                           0-12                                     37-48    49-60
        Product Type      No Penalty      Months      13-24 Months   25-36 Months   Months   Months       Total
--------------------------------------------------------------------------------------------------------------------
1 YR ARM                   $1,108,153      $167,584       $398,277             $0       $0       $0       $1,674,014
15 YR Fixed                 2,803,182       445,668        712,572      3,606,210        0        0        7,567,631
15 YR Fixed IO                 52,500       248,000              0        155,000        0        0          455,500
2 YR ARM                   48,211,780    12,251,605    124,366,543     19,063,959        0        0      203,893,888
2 YR ARM Balloon 40/30      1,349,641       422,772      6,013,493        523,390        0        0        8,309,297
2 YR ARM IO                68,056,721    32,044,432    304,406,333     52,499,401        0        0      457,006,888
3 YR ARM                   33,473,416       785,607        538,159     21,689,725        0        0       56,486,906
3 YR ARM IO                47,021,844     1,910,150      1,685,050     50,701,850        0        0      101,318,894
30 YR Fixed                39,682,896     4,434,612      7,987,031     59,985,861        0        0      112,090,400
30 YR Fixed IO              9,221,532       579,200      2,101,900      8,895,445        0        0       20,798,077
5 YR ARM                    1,089,431             0         37,982      3,118,577        0        0        4,245,990
5 YR ARM Balloon 40/30              0             0              0        157,542        0        0          157,542
5 YR ARM IO                 3,727,790     2,138,350      5,015,768     10,490,470        0        0       21,372,378
6 MO ARM                      442,732             0              0              0        0        0          442,732
6 MO ARM IO                   657,200       717,900        484,500      1,051,050        0        0        2,910,650
Fixed Balloon 30/15                 0             0              0        102,060        0        0          102,060
Fixed Balloon 40/30           804,011             0              0        934,613        0        0        1,738,624
--------------------------------------------------------------------------------------------------------------------
Total:                   $257,702,828   $56,145,880   $453,747,608   $232,975,154       $0       $0   $1,000,571,470
====================================================================================================================


                                                           13-24           25-36        37-48     49-60
        Product Type      No Penalty     0-12 Months       Months          Months       Months    Months
---------------------------------------------------------------------------------------------------------
1 YR ARM                         0.11%          0.02%           0.04%           0.00%     0.00%     0.00%
15 YR Fixed                      0.28           0.04            0.07            0.36      0.00      0.00
15 YR Fixed IO                   0.01           0.02            0.00            0.02      0.00      0.00
2 YR ARM                         4.82           1.22           12.43            1.91      0.00      0.00
2 YR ARM Balloon 40/30           0.13           0.04            0.60            0.05      0.00      0.00
2 YR ARM IO                      6.80           3.20           30.42            5.25      0.00      0.00
3 YR ARM                         3.35           0.08            0.05            2.17      0.00      0.00
3 YR ARM IO                      4.70           0.19            0.17            5.07      0.00      0.00
30 YR Fixed                      3.97           0.44            0.80            6.00      0.00      0.00
30 YR Fixed IO                   0.92           0.06            0.21            0.89      0.00      0.00
5 YR ARM                         0.11           0.00            0.00            0.31      0.00      0.00
5 YR ARM Balloon 40/30           0.00           0.00            0.00            0.02      0.00      0.00
5 YR ARM IO                      0.37           0.21            0.50            1.05      0.00      0.00
6 MO ARM                         0.04           0.00            0.00            0.00      0.00      0.00
6 MO ARM IO                      0.07           0.07            0.05            0.11      0.00      0.00
Fixed Balloon 30/15              0.00           0.00            0.00            0.01      0.00      0.00
Fixed Balloon 40/30              0.08           0.00            0.00            0.09      0.00      0.00
---------------------------------------------------------------------------------------------------------
Total:                          25.76%          5.61%          45.35%          23.28%     0.00%     0.00%
=========================================================================================================

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on February 2, 2006) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Offered Certificates are priced at par

o     Assumes bonds pay on 25th of month

-----------------------------------------------------------------------------------------------------------
                                    First Dollar of Loss               LIBOR Flat                0% Return
-----------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                29.38                    29.47                    30.53
            Yield (%)                             5.2962                   4.9127                   0.0257
            WAL                                     3.42                     3.42                     3.39
            Modified Duration                        3.1                      3.1                     3.16
            Principal Window               Jul09 - Jul09            Jul09 - Jul09            Jul09 - Jul09
            Principal Writedown        13,065.79 (0.04%)       490,766.22 (1.45%)    6,062,946.77 (17.95%)
            Total Collat Loss     185,457,675.56 (18.67%)  185,899,150.90 (18.71%)  191,046,475.22 (19.23%)
-----------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                23.15                    23.24                    24.29
            Yield (%)                             5.2983                   4.8790                   0.0352
            WAL                                     3.84                     3.84                     3.71
            Modified Duration                       3.44                     3.44                     3.43
            Principal Window               Dec09 - Dec09            Dec09 - Dec09            Nov09 - Nov09
            Principal Writedown        57,401.63 (0.19%)       597,153.36 (1.94%)    6,077,087.10 (19.74%)
            Total Collat Loss     159,143,586.46 (16.02%)  159,639,078.28 (16.07%)  164,286,618.15 (16.54%)
-----------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                20.05                    20.10                    20.64
            Yield (%)                             5.3431                   4.9360                   0.0687
            WAL                                     4.01                     4.01                     3.96
            Modified Duration                       3.57                     3.57                     3.63
            Principal Window               Feb10 - Feb10            Feb10 - Feb10            Feb10 - Feb10
            Principal Writedown        34,232.02 (0.19%)       353,668.87 (1.98%)    3,784,930.54 (21.17%)
            Total Collat Loss     143,459,777.86 (14.44%)  143,753,046.64 (14.47%)  146,901,931.39 (14.79%)
-----------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                17.34                    17.40                    17.94
            Yield (%)                             5.4257                   4.8931                   0.1001
            WAL                                     4.26                     4.26                     4.12
            Modified Duration                       3.75                     3.76                     3.75
            Principal Window               May10 - May10            May10 - May10            Apr10 - Apr10
            Principal Writedown        51,627.05 (0.31%)       459,855.32 (2.81%)    3,651,336.10 (22.28%)
            Total Collat Loss     129,551,297.18 (13.04%)  129,925,091.59 (13.08%)  132,492,040.14 (13.34%)
-----------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                15.09                    15.15                    15.63
            Yield (%)                             5.5118                   4.9215                   0.0335
            WAL                                     4.42                     4.42                     4.27
            Modified Duration                       3.88                     3.88                     3.88
            Principal Window               Jul10 - Jul10            Jul10 - Jul10            Jun10 - Jun10
            Principal Writedown        17,645.41 (0.12%)       447,186.11 (3.00%)    3,506,583.29 (23.53%)
            Total Collat Loss     116,556,956.58 (11.73%)  116,950,617.64 (11.77%)  119,407,761.89 (12.02%)
-----------------------------------------------------------------------------------------------------------
Class M-6   CDR (%)                                13.04                    13.11                    13.55
            Yield (%)                             5.6126                   4.8992                   0.0820
            WAL                                     4.59                     4.59                     4.41
            Modified Duration                          4                     4.01                        4
            Principal Window               Sep10 - Sep10            Sep10 - Sep10            Aug10 - Aug10
            Principal Writedown        13,310.20 (0.09%)       535,616.89 (3.72%)    3,531,082.14 (24.52%)
            Total Collat Loss     103,968,451.70 (10.47%)  104,450,998.18 (10.52%)  106,886,592.56 (10.76%)
-----------------------------------------------------------------------------------------------------------
Class M-7   CDR (%)                                11.29                    11.40                    11.77
            Yield (%)                             6.1484                   4.8875                   0.1452
            WAL                                     4.76                     4.75                     4.52
            Modified Duration                       4.07                     4.08                     4.07
            Principal Window               Nov10 - Nov10            Nov10 - Nov10            Oct10 - Oct10
            Principal Writedown        19,297.39 (0.15%)       873,761.44 (6.77%)    3,531,213.22 (27.34%)
            Total Collat Loss      92,657,527.13 (9.33%)    93,450,088.68 (9.41%)    95,603,872.06 (9.62%)
-----------------------------------------------------------------------------------------------------------
Class M-8   CDR (%)                                 9.95                    10.06                    10.33
            Yield (%)                             6.3902                   4.8031                   0.1422
            WAL                                     4.84                     4.82                     4.64
            Modified Duration                        4.1                     4.11                     4.16
            Principal Window               Dec10 - Dec10            Dec10 - Dec10            Dec10 - Dec10
            Principal Writedown        25,242.44 (0.24%)       903,862.13 (8.67%)    3,054,698.18 (29.29%)
            Total Collat Loss      83,279,317.29 (8.38%)    84,098,907.93 (8.47%)    86,101,905.46 (8.67%)
-----------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised

                               -----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
------------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.72             3.24             2.38             1.73             1.31             1.16
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           300              221              165              128              32               28
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.67             1.24             1.00             0.84             0.73             0.65
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           37               25               22               18               15               13
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    6.48             4.29             3.01             2.09             1.80             1.60
              First Prin Pay          37               25               22               18               15               13
              Last Prin Pay           166              111              81               35               28               25
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    17.95            12.26            8.96             6.02             2.49             2.18
              First Prin Pay          166              111              81               35               28               25
              Last Prin Pay           301              220              163              124              32               28
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    9.06             6.11             5.00             5.42             6.07             5.04
              First Prin Pay          49               38               45               56               57               47
              Last Prin Pay           262              183              135              104              102              84
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    9.04             6.08             4.86             4.73             4.41             3.70
              First Prin Pay          49               38               42               49               46               39
              Last Prin Pay           252              175              129              99               79               66
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    9.01             6.05             4.77             4.43             3.94             3.33
              First Prin Pay          49               38               41               46               43               36
              Last Prin Pay           242              167              123              94               75               62
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.98             6.03             4.72             4.27             3.73             3.16
              First Prin Pay          49               37               40               44               40               34
              Last Prin Pay           234              161              118              91               72               60
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.94             5.99             4.67             4.15             3.58             3.04
              First Prin Pay          49               37               40               42               38               33
              Last Prin Pay           225              154              113              87               69               57
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.88             5.95             4.61             4.04             3.46             2.95
              First Prin Pay          49               37               39               41               37               32
              Last Prin Pay           216              147              108              83               66               55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.81             5.89             4.55             3.95             3.36             2.86
              First Prin Pay          49               37               38               40               36               31
              Last Prin Pay           205              139              102              78               62               51
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.71             5.82             4.48             3.86             3.26             2.78
              First Prin Pay          49               37               38               39               35               30
              Last Prin Pay           192              130              95               73               58               48
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised

                               -----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
------------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.39             2.99             2.18             1.59             1.31             1.16
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           149              99               72               55               32               28
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.67             1.24             1.00             0.84             0.73             0.65
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           37               25               22               18               15               13
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    6.45             4.27             3.00             2.09             1.80             1.60
              First Prin Pay          37               25               22               18               15               13
              Last Prin Pay           149              99               72               35               28               25
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    12.42            8.26             6.01             4.07             2.49             2.18
              First Prin Pay          149              99               72               35               28               25
              Last Prin Pay           149              99               72               55               32               28
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    8.25             5.52             4.56             4.59             3.67             3.09
              First Prin Pay          49               38               45               55               44               37
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    8.25             5.51             4.43             4.40             3.67             3.09
              First Prin Pay          49               38               42               49               44               37
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    8.25             5.51             4.36             4.12             3.66             3.08
              First Prin Pay          49               38               41               46               43               36
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.25             5.51             4.33             3.97             3.50             2.97
              First Prin Pay          49               37               40               44               40               34
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.25             5.50             4.30             3.87             3.36             2.86
              First Prin Pay          49               37               40               42               38               33
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.25             5.50             4.27             3.78             3.26             2.78
              First Prin Pay          49               37               39               41               37               32
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.25             5.50             4.26             3.72             3.18             2.72
              First Prin Pay          49               37               38               40               36               31
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.25             5.50             4.24             3.67             3.12             2.66
              First Prin Pay          49               37               38               39               35               30
              Last Prin Pay           149              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on February 2, 2006,
(ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

         Distribution   Excess Spread            Distribution   Excess Spread            Distribution
Period       Date            (%)        Period       Date            (%)        Period       Date       Excess Spread (%)
------   ------------   -------------   ------   ------------   -------------   ------   ------------   -----------------
     1      Mar-06             1.4575       49      Mar-10             4.2667       97      Mar-14                 4.3247
     2      Apr-06             1.7569       50      Apr-10             3.8844       98      Apr-14                 3.8350
     3      May-06             1.7672       51      May-10             4.0000       99      May-14                 4.0181
     4      Jun-06             1.7521       52      Jun-10             3.8628      100      Jun-14                 3.8694
     5      Jul-06             1.7658       53      Jul-10             3.9940      101      Jul-14                 4.0624
     6      Aug-06             1.7474       54      Aug-10             3.8555      102      Aug-14                 3.9163
     7      Sep-06             1.7439       55      Sep-10             3.8454      103      Sep-14                 3.9336
     8      Oct-06             1.7602       56      Oct-10             3.9688      104      Oct-14                 4.1135
     9      Nov-06             1.7356       57      Nov-10             3.8272      105      Nov-14                 3.9699
    10      Dec-06             1.7591       58      Dec-10             3.9691      106      Dec-14                 4.1500
    11      Jan-07             1.7312       59      Jan-11             3.8652      107      Jan-15                 4.0083
    12      Feb-07             1.7322       60      Feb-11             3.8736      108      Feb-15                 4.0425
    13      Mar-07             1.8325       61      Mar-11             4.3455      109      Mar-15                 4.5384
    14      Apr-07             1.7275       62      Apr-11             3.8174      110      Apr-15                 4.0864
    15      May-07             1.7661       63      May-11             3.9923      111      May-15                 4.2666
    16      Jun-07             1.7238       64      Jun-11             3.8201      112      Jun-15                 4.1364
    17      Jul-07             1.7686       65      Jul-11             4.0022      113      Jul-15                 4.3224
    18      Aug-07             1.7209       66      Aug-11             3.8284      114      Aug-15                 4.1973
    19      Sep-07             1.7183       67      Sep-11             3.8287      115      Sep-15                 4.2259
    20      Oct-07             1.7727       68      Oct-11             4.0028      116      Oct-15                 4.4066
    21      Nov-07             1.7177       69      Nov-11             3.8304      117      Nov-15                 4.2887
    22      Dec-07             1.7757       70      Dec-11             4.0036      118      Dec-15                 4.4685
    23      Jan-08             3.5971       71      Jan-12             3.8157      119      Jan-16                 4.3579
    24      Feb-08             3.5812       72      Feb-12             3.8461      120      Feb-16                 4.3936
    25      Mar-08             3.7284       73      Mar-12             3.9216
    26      Apr-08             3.5366       74      Apr-12             3.5613
    27      May-08             3.6275       75      May-12             3.7466
    28      Jun-08             3.5254       76      Jun-12             3.5692
    29      Jul-08             3.6456       77      Jul-12             3.7600
    30      Aug-08             3.5379       78      Aug-12             3.5831
    31      Sep-08             3.5310       79      Sep-12             3.5895
    32      Oct-08             3.6209       80      Oct-12             3.7741
    33      Nov-08             3.5115       81      Nov-12             3.5998
    34      Dec-08             3.6058       82      Dec-12             3.7865
    35      Jan-09             3.9478       83      Jan-13             3.6168
    36      Feb-09             3.9426       84      Feb-13             3.6378
    37      Mar-09             4.2540       85      Mar-13             4.1768
    38      Apr-09             3.8469       86      Apr-13             3.6568
    39      May-09             3.9878       87      May-13             3.8415
    40      Jun-09             3.8827       88      Jun-13             3.6785
    41      Jul-09             4.0361       89      Jul-13             3.8743
    42      Aug-09             3.9185       90      Aug-13             3.7102
    43      Sep-09             3.9134       91      Sep-13             3.7225
    44      Oct-09             4.0249       92      Oct-13             3.9076
    45      Nov-09             3.9008       93      Nov-13             3.7485
    46      Dec-09             4.0142       94      Dec-13             3.9338
    47      Jan-10             3.8882       95      Jan-14             3.7760
    48      Feb-10             3.9041       96      Feb-14             3.8040


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and(iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                                    Loan         Loan                                          Loan         Loan
                                    Group       Group                                          Group       Group
         Distribution   WAC Cap   I WAC Cap   II WAC Cap            Distribution   WAC Cap   I WAC Cap   II WAC Cap
Period       Date         (%)        (%)         (%)       Period       Date         (%)        (%)         (%)
------   ------------   -------   ---------   ----------   ------   ------------   -------   ---------   ----------
     1      Mar-06      21.1746     21.1284      21.1945       49      Mar-10      16.5825     16.2295      16.7367
     2      Apr-06      21.3519     21.3071      21.3711       50      Apr-10      15.4444     15.1235      15.5845
     3      May-06      21.3283     21.2813      21.3485       51      May-10      15.6411     15.3074      15.7869
     4      Jun-06      21.1447     21.0991      21.1643       52      Jun-10      15.2057     14.8827      15.3470
     5      Jul-06      21.0848     21.0383      21.1047       53      Jul-10      15.5480     15.2305      15.6868
     6      Aug-06      20.8554     20.8102      20.8747       54      Aug-10      15.1090     14.7997      15.2444
     7      Sep-06      20.6752     20.6299      20.6947       55      Sep-10      14.9954     14.6839      15.1318
     8      Oct-06      20.5488     20.5017      20.5691       56      Oct-10      15.2090     14.8849      15.3510
     9      Nov-06      20.2418     20.1960      20.2614       57      Nov-10      14.7731     14.4573      14.9115
    10      Dec-06      20.0692     20.0233      20.0888       58      Dec-10      15.0074     14.6846      15.1490
    11      Jan-07      19.7109     19.6705      19.7283       59      Jan-11      14.6222     14.2999      14.7636
    12      Feb-07      19.4360     19.3951      19.4535       60      Feb-11      14.5157     14.1920      14.6578
    13      Mar-07      19.4616     19.4159      19.4813       61      Mar-11      12.1758     11.8151      12.3342
    14      Apr-07      18.8998     18.8581      18.9177       62      Apr-11      10.9850     10.6571      11.1291
    15      May-07      18.7368     18.6930      18.7556       63      May-11      11.3382     10.9972      11.4882
    16      Jun-07      18.3823     18.3404      18.4003       64      Jun-11      10.9650     10.6347      11.1104
    17      Jul-07      18.2361     18.1950      18.2538       65      Jul-11      11.3341     10.9879      11.4865
    18      Aug-07      17.8840     17.8438      17.9013       66      Aug-11      10.9557     10.6188      11.1042
    19      Sep-07      17.6390     17.5984      17.6564       67      Sep-11      10.9428     10.6038      11.0923
    20      Oct-07      17.5137     17.4663      17.5340       68      Oct-11      11.2942     10.9417      11.4497
    21      Nov-07      17.1666     17.1202      17.1865       69      Nov-11      10.9168     10.5736      11.0684
    22      Dec-07      17.0553     17.0203      17.0703       70      Dec-11      11.2724     10.9174      11.4293
    23      Jan-08      18.6186     18.4123      18.7071       71      Jan-12      10.9115     10.5633      11.0653
    24      Feb-08      17.5535     17.3422      17.6445       72      Feb-12      10.8983     10.5482      11.0531
    25      Mar-08      17.0227     16.7913      17.1224       73      Mar-12      11.6356     11.2592      11.8021
    26      Apr-08      15.7588     15.5355      15.8553       74      Apr-12      10.8715     10.5173      11.0283
    27      May-08      15.7535     15.5212      15.8539       75      May-12      11.2199     10.8518      11.3830
    28      Jun-08      15.3282     15.1069      15.4239       76      Jun-12      10.8494     10.4928      11.0075
    29      Jul-08      15.9709     15.6819      16.0959       77      Jul-12      11.2127     10.8392      11.3785
    30      Aug-08      15.8461     15.5652      15.9677       78      Aug-12      10.8374     10.4741      10.9987
    31      Sep-08      16.0434     15.7612      16.1656       79      Sep-12      10.8236     10.4582      10.9859
    32      Oct-08      16.1028     15.8082      16.2304       80      Oct-12      11.1700     10.7904      11.3387
    33      Nov-08      15.7189     15.4323      15.8430       81      Nov-12      10.7957     10.4264      10.9600
    34      Dec-08      15.8141     15.5277      15.9382       82      Dec-12      11.1411     10.7574      11.3119
    35      Jan-09      16.4675     16.1912      16.5874       83      Jan-13      10.7677     10.3943      10.9340
    36      Feb-09      16.3248     16.0467      16.4454       84      Feb-13      10.7536     10.3782      10.9209
    37      Mar-09      17.0724     16.7626      17.2069       85      Mar-13      11.8901     11.4723      12.0763
    38      Apr-09      16.0509     15.7679      16.1738       86      Apr-13      10.7252     10.3459      10.8944
    39      May-09      16.1962     15.9019      16.3241       87      May-13      11.0679     10.6740      11.2438
    40      Jun-09      15.7909     15.5100      15.9130       88      Jun-13      10.6965     10.3134      10.8677
    41      Jul-09      16.7055     16.3710      16.8510       89      Jul-13      11.0382     10.6404      11.2161
    42      Aug-09      16.2752     15.9496      16.4169       90      Aug-13      10.6677     10.2808      10.8407
    43      Sep-09      16.1525     15.8249      16.2951       91      Sep-13      10.6532     10.2644      10.8272
    44      Oct-09      16.3398     15.9993      16.4881       92      Oct-13      10.9932     10.5896      11.1740
    45      Nov-09      15.9154     15.5840      16.0598       93      Nov-13      10.6240     10.2315      10.7999
    46      Dec-09      16.1105     15.7681      16.2598       94      Dec-13      10.9630     10.5555      11.1457
    47      Jan-10      15.8193     15.5045      15.9566       95      Jan-14      10.5946     10.1985      10.7724
    48      Feb-10      15.6921     15.3753      15.8303       96      Feb-14      10.5798     10.1819      10.7585


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

             Distribution     Aggregate WAC    Loan Group I     Loan Group II
Period           Date            Cap (%)        WAC Cap (%)       WAC Cap (%)
------       ------------     -------------    -------------    --------------
  97            Mar-14           11.6970           11.2544           11.8958
  98            Apr-14           10.5501           10.1486           10.7306
  99            May-14           10.8864           10.4697           11.0739
  100           Jun-14           10.5203           10.1153           10.7026
  101           Jul-14           10.8554           10.4352           11.0448
  102           Aug-14           10.4902           10.0818           10.6743
  103           Sep-14           10.4751           10.0650           10.6601
  104           Oct-14           10.8087           10.3832           11.0007
  105           Nov-14           10.4448           10.0314           10.6315
  106           Dec-14           10.7773           10.3483           10.9711
  107           Jan-15           10.4144           9.9977            10.6028
  108           Feb-15           10.3991           9.9808            10.5883
  109           Mar-15           11.4963           11.0314           11.7067
  110           Apr-15           10.3684           9.9469            10.5593
  111           May-15           10.6981           10.2610           10.8962
  112           Jun-15           10.3376           9.9130            10.5301
  113           Jul-15           10.6662           10.2259           10.8659
  114           Aug-15           10.3066           9.8791            10.5007
  115           Sep-15           10.2911           9.8621            10.4860
  116           Oct-15           10.6180           10.1732           10.8202
  117           Nov-15           10.2599           9.8280            10.4564
  118           Dec-15           10.5858           10.1381           10.7896
  119           Jan-16           10.2287           9.7940            10.4266
  120           Feb-16           10.2130           9.7770            10.4117


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $963,043,592. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.950% (on a 30/360 basis) on the scheduled notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the scheduled notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule amortizes at 150% of the Pricing Prepayment Assumption.


                                  Swap Schedule


                                          Swap Notional                                                Swap Notional
Period         Distribution Date           Amount ($)            Period       Distribution Date           Amount
------         -----------------          -------------          ------       -----------------        -------------
   1                Mar-06                 963,043,592             38              Apr-09               122,769,177
   2                Apr-06                 949,972,483             39              May-09               116,199,898
   3                May-06                 933,915,507             40              Jun-09               109,995,188
   4                Jun-06                 914,898,400             41              Jul-09               104,134,254
   5                Jul-06                 892,972,865             42              Aug-09                98,597,512
   6                Aug-06                 868,217,424             43              Sep-09                93,366,516
   7                Sep-06                 840,737,768             44              Oct-09                88,423,890
   8                Oct-06                 810,667,060             45              Nov-09                83,753,267
   9                Nov-06                 778,165,651             46              Dec-09                79,339,226
  10                Dec-06                 743,420,458             47              Jan-10                75,040,232
  11                Jan-07                 706,942,714             48              Feb-10                70,842,126
  12                Feb-07                 672,196,063             49              Mar-10                66,873,426
  13                Mar-07                 639,097,883             50              Apr-10                63,121,193
  14                Apr-07                 607,569,537             51              May-10                59,573,238
  15                May-07                 577,536,155             52              Jun-10                56,218,070
  16                Jun-07                 548,926,454             53              Jul-10                53,044,865
  17                Jul-07                 521,672,657             54              Aug-10                50,043,417
  18                Aug-07                 495,710,047             55              Sep-10                47,204,108
  19                Sep-07                 470,977,099             56              Oct-10                44,517,875
  20                Oct-07                 447,415,235             57              Nov-10                41,976,169
  21                Nov-07                 424,968,680             58              Dec-10                39,570,936
  22                Dec-07                 403,584,328             59              Jan-11                37,294,580
  23                Jan-08                 383,126,523             60              Feb-11                35,124,872
  24                Feb-08                 320,348,837             61            Mar-11 onwards                   0
  25                Mar-08                 268,186,784
  26                Apr-08                 224,842,046
  27                May-08                 210,860,796
  28                Jun-08                 197,669,631
  29                Jul-08                 185,222,903
  30                Aug-08                 182,277,977
  31                Sep-08                 181,571,332
  32                Oct-08                 171,153,133
  33                Nov-08                 161,914,425
  34                Dec-08                 153,157,097
  35                Jan-09                 144,891,955
  36                Feb-09                 137,091,126
  37               Mar -09                 129,725,101


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                            $1,000,571,470

Number of Mortgage Loans:                                                        4,578

Average Scheduled Principal Balance:                                          $218,561

Weighted Average Gross Coupon:                                                   7.414%

Weighted Average Net Coupon: (2)                                                 6.904%

Weighted Average Current FICO Score:                                               649

Weighted Average Original LTV Ratio:                                             80.14%

Weighted Average Combined Original LTV Ratio with Silent Seconds:                89.36%

Weighted Average Stated Remaining Term (months):                                   357

Weighted Average Seasoning (months):                                                 1

Weighted Average Months to Roll: (3)                                                26

Weighted Average Gross Margin: (3)                                                5.45%

Weighted Average Initial Rate Cap: (3)                                            2.99%

Weighted Average Periodic Rate Cap: (3)                                           1.00%

Weighted Average Gross Maximum Lifetime Rate: (3)                                13.39%

Weighted Average Back Debt to Income Ratio:                                      42.66%

Percentage of Loans with Silent Seconds:                                         48.75%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                   Distribution by Current Principal Balance


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
  Current Principal    of      Principal     Principal    Gross     Current   Principal  Original    Silent      Pct.       Owner
       Balance       Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds    Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below         209      $8,574,825       0.86%     8.376%       609    $41,028     75.22%     78.86%      84.55%     78.86%
$50,001 - $75,000       383      24,479,757       2.45      8.103        615     63,916     80.35      86.68       72.42      91.97
$75,001 - $100,000      479      42,164,045       4.21      7.775        621     88,025     79.14      86.06       71.47      95.13
$100,001 - $125,000     526      59,341,647       5.93      7.746        627    112,817     80.28      88.34       71.14      94.13
$125,001 - $150,000     507      69,751,640       6.97      7.597        634    137,577     80.49      88.34       62.73      94.50
$150,001 - $200,000     710     123,977,013      12.39      7.599        638    174,616     80.48      88.28       59.01      94.02
$200,001 - $250,000     468     104,745,175      10.47      7.523        640    223,814     80.73      89.25       51.24      94.47
$250,001 - $300,000     359      98,882,021       9.88      7.363        649    275,437     80.02      89.34       52.30      93.93
$300,001 - $350,000     219      71,394,647       7.14      7.337        654    326,003     80.34      89.58       44.72      93.69
$350,001 - $400,000     160      59,994,390       6.00      7.297        658    374,965     81.21      90.54       44.89      94.40
$400,001 - $450,000     131      55,670,722       5.56      7.333        662    424,967     81.22      90.01       46.58      92.29
$450,001 - $500,000      74      35,203,469       3.52      7.280        659    475,723     80.44      90.55       44.66      90.55
$500,001 - $550,000      80      41,853,426       4.18      7.132        673    523,168     81.31      91.45       57.61      93.67
$550,001 - $600,000      66      37,979,522       3.80      7.287        650    575,447     81.19      90.65       57.76      98.48
$600,001 - $650,000      28      17,588,973       1.76      7.103        663    628,178     80.66      94.87       61.06      96.53
$650,001 - $700,000      28      18,930,773       1.89      7.177        672    676,099     80.61      93.95       53.49      96.49
$700,001 & Above        151     130,039,425      13.00      6.999        674    861,188     77.78      90.01       68.14      99.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                          Distribution by Current Rate


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Current Rate      Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below            1        $200,000       0.02%     4.999%       754   $200,000     80.00%     80.00%     100.00%      0.00%
 5.00 - 5.49%            12       2,122,206       0.21      5.176        701    176,850     71.43      80.69       60.96     100.00
 5.50 - 5.99%           132      42,881,890       4.29      5.838        689    324,863     73.48      81.95       80.51      98.83
 6.00 - 6.49%           230      78,324,840       7.83      6.272        676    340,543     77.15      89.34       76.78      97.52
 6.50 - 6.99%           836     228,713,438      22.86      6.775        670    273,581     78.27      90.22       60.16      96.69
 7.00 - 7.49%           741     176,773,372      17.67      7.231        656    238,561     79.57      91.31       53.90      97.32
 7.50 - 7.99%         1,157     235,547,853      23.54      7.708        636    203,585     80.32      88.96       48.41      94.69
 8.00 - 8.49%           643     111,727,402      11.17      8.203        631    173,760     82.73      89.59       50.93      90.96
 8.50 - 8.99%           546      87,285,288       8.72      8.686        614    159,863     85.73      88.47       59.55      86.29
 9.00% & Above          280      36,995,182       3.70      9.361        594    132,126     86.69      87.71       64.13      90.37
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                          Distribution by Credit Score

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Credit Score        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above            229     $63,873,006       6.38%     6.969%       763   $278,921     80.25%     91.47%      53.61%     83.43%
 720 - 739              141      42,484,303       4.25      7.012        728    301,307     80.27      93.64       48.53      90.38
 700 - 719              258      77,433,359       7.74      6.980        709    300,129     80.51      92.69       45.34      89.64
 680 - 699              332      90,622,658       9.06      7.213        688    272,960     81.19      94.65       48.26      93.53
 660 - 679              513     133,292,490      13.32      7.048        669    259,829     79.66      91.15       51.88      95.40
 640 - 659              644     157,957,472      15.79      7.305        648    245,276     80.87      91.46       46.13      95.87
 620 - 639              532     112,675,058      11.26      7.497        629    211,795     81.23      88.85       65.77      95.27
 600 - 619              706     136,611,175      13.65      7.601        609    193,500     80.20      88.27       66.93      97.64
 580 - 599              559      90,349,016       9.03      7.934        589    161,626     79.19      85.18       72.27      97.20
 560 - 579              406      59,458,475       5.94      8.150        570    146,449     78.92      79.69       72.64      98.68
 540 - 559              258      35,814,458       3.58      8.458        550    138,816     75.51      76.20       72.36     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                              Distribution by Lien

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  Lien               Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First                4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                          Distribution by Original LTV

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Original LTV      Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below         257     $40,315,285       4.03%     7.117%       630   $156,869     50.21%     50.96%      62.52%     90.39%
 60.01 - 70.00%         234      55,423,411       5.54      7.100        634    236,852     66.67      69.28       61.33      90.65
 70.01 - 80.00%       2,758     658,409,392      65.80      7.199        656    238,727     79.38      93.11       59.57      97.26
 80.01 - 85.00%         337      60,088,977       6.01      7.964        614    178,306     84.31      84.32       48.73      93.82
 85.01 - 90.00%         522     100,374,776      10.03      8.212        630    192,289     89.60      89.66       49.21      89.83
 90.01 - 95.00%         462      84,310,826       8.43      8.080        663    182,491     94.59      94.59       53.10      85.71
 95.01 - 100.00%          8       1,648,802       0.16      8.225        635    206,100    100.00     100.00       51.02     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                         Distribution by Documentation


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Documentation     Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full                 2,821    $575,669,221      57.53%     7.336%       641   $204,066     79.73%     89.95%     100.00%     92.39%
 Stated               1,729     419,338,400      41.91      7.518        659    242,532     80.68      88.58        0.00      97.85
 Limited                 28       5,563,849       0.56      7.660        647    198,709     81.36      85.87        0.00      95.42
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                            Distribution by Purpose


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
     Purpose         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Purchase             2,440    $574,988,279      57.47%     7.350%       664   $235,651     80.88%     95.83%      63.47%     94.12%
 Cashout Refi         1,907     385,903,411      38.57      7.500        629    202,362     79.04      80.51       47.73      95.37
 Rate/term Refi         231      39,679,779       3.97      7.501        625    171,774     80.03      81.62       66.87      96.55
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                           Distribution by Occupancy



                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
     Occupancy       Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied       4,276    $947,483,876      94.69%     7.387%       647   $221,582     80.07%     89.80%      56.13%    100.00%
 Non Owner              268      46,853,060       4.68      7.872        688    174,825     80.97      81.07       83.61       0.00
 Second Home             34       6,234,534       0.62      8.092        666    183,369     83.33      83.33       74.18       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                         Distribution by Property Type


                                                                                                   Weighted
                                                                                                     Avg.
                                                                                                   Combined
                                             Pct. Of    Weighted   Weighted             Weighted   Original
                    Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                      of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
Property Type       Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family        3,381    $685,493,279      68.51%     7.432%       645   $202,749     80.12%     88.67%      56.22%     95.48%
PUD                    664     188,571,366      18.85      7.364        653    283,993     80.28      91.08       65.11      95.77
Condo                  352      77,724,143       7.77      7.343        666    220,807     79.53      92.15       58.24      91.14
2 Family               161      41,611,603       4.16      7.512        663    258,457     81.93      89.11       38.27      87.26
3-4 Family              20       7,171,079       0.72      7.207        674    358,554     73.97      80.16       87.91      73.19
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                             Distribution by State


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 State               Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 CA                     907    $365,557,648      36.53%     7.067%       668   $403,040     78.32%     90.20%      54.72%     94.35%
 FL                     362      75,875,031       7.58      7.645        653    209,600     80.79      88.76       58.90      90.00
 IL                     304      56,223,478       5.62      7.745        632    184,946     82.07      86.28       43.37      93.88
 NY                     174      44,546,478       4.45      7.506        649    256,014     80.20      87.18       47.00      92.79
 NJ                     101      29,243,018       2.92      7.448        645    289,535     80.83      86.49       35.66      98.31
 MI                     204      29,140,967       2.91      7.649        634    142,848     84.78      88.58       42.40      97.48
 TX                     243      29,041,450       2.90      7.610        626    119,512     79.69      86.27       61.83      96.35
 MD                      92      26,824,670       2.68      7.636        634    291,573     81.00      89.95       62.50      96.07
 OH                     236      25,979,164       2.60      7.808        626    110,081     84.68      91.23       69.65      96.63
 GA                     140      24,519,401       2.45      7.676        637    175,139     81.37      93.40       66.54      98.59
 Other                1,815     293,620,165      29.35      7.585        636    161,774     80.78      89.49       65.97      95.36
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                              Distribution by Zip



                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  Zip                Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 92336                   12      $4,770,855       0.48%     7.343%       642   $397,571     81.42%     91.12%      49.67%    100.00%
 92201                    9       3,779,700       0.38      6.921        661    419,967     79.67      93.46       54.33     100.00
 93536                   10       3,284,908       0.33      7.236        659    328,491     80.17      91.82       44.11      87.69
 92127                    4       3,199,569       0.32      6.451        637    799,892     78.55      87.76       71.91     100.00
 92882                    5       2,875,522       0.29      7.157        647    575,104     79.89      94.46       57.33      87.76
 91007                    3       2,691,873       0.27      6.489        694    897,291     74.56      90.00       44.58     100.00
 91914                    6       2,480,200       0.25      7.275        669    413,367     80.00      98.47       28.31     100.00
 95136                    4       2,431,000       0.24      7.236        658    607,750     79.99      91.18       24.68     100.00
 95127                    5       2,419,588       0.24      6.545        704    483,918     78.45      92.26       71.96     100.00
 95135                    3       2,237,600       0.22      7.215        637    745,867     80.00      90.92       54.59     100.00
 Other                4,517     970,400,655      96.98      7.426        649    214,833     80.16      89.27       57.75      94.61
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                  Distribution by Remaining Months to Maturity


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
  Remaining          Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
  Months To            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Maturity          Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                 82      $8,125,191       0.81%     7.302%       631    $99,088     68.07%     68.77%      49.21%     92.58%
 181 - 240                3         182,097       0.02      8.175        610     60,699     75.05      75.05       63.05     100.00
 241 - 360            4,493     992,264,182      99.17      7.414        649    220,847     80.24      89.53       57.60      94.71
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                       Distribution by Amortization Type


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
Amortization Type    Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2 YR ARM IO          1,508    $457,006,888      45.67%     7.274%       661   $303,055     80.14%     93.10%      58.63%     94.62%
 2 YR ARM             1,229     203,893,888      20.38      7.709        625    165,902     81.80      87.02       52.36      94.19
 30 YR FIXED            780     112,090,400      11.20      7.533        639    143,706     77.75      79.80       55.92      95.77
 3 YR ARM IO            395     101,318,894      10.13      7.279        662    256,504     80.18      91.40       56.72      94.31
 3 YR ARM               318      56,486,906       5.65      7.477        631    177,632     81.06      85.91       52.78      95.16
 5 YR ARM IO             82      21,372,378       2.14      7.104        679    260,639     79.74      93.01       82.62      95.45
 30 YR FIXED IO          97      20,798,077       2.08      7.933        625    214,413     78.44      84.27       82.97      98.55
 2 YR ARM BALLOON
   40/30                 38       8,309,297       0.83      7.449        635    218,666     81.82      93.93       62.55      92.75
 15 YR FIXED             77       7,567,631       0.76      7.262        633     98,281     67.97      68.54       48.74      92.04
 5 YR ARM                23       4,245,990       0.42      6.952        643    184,608     75.79      81.02       63.73     100.00
 Other                   31       7,481,122       0.75      7.250        650    241,327     81.57      90.00       60.17      87.64
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                       Distribution by Interest Only Term


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                             Pct. Of    Weighted   Weighted              Weighted   Original
Interest            Number                   Pool By      Avg.       Avg.       Avg.       Avg.     LTV with                 Pct.
  Only                of      Principal     Principal    Gross     Current   Principal   Original    Silent    Pct. Full    Owner
  Term              Loans      Balance       Balance     Coupon      FICO     Balance      LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                    2,483    $396,709,084      39.65%     7.604%       631    $159,770     80.24%     84.58%      53.79%     94.68%
60                   2,095     603,862,386      60.35      7.289        661     288,240     80.07      92.49       59.99      94.70
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,578  $1,000,571,470     100.00%     7.414%       649    $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                      Distribution by Initial Periodic Cap


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                           Pct. Of                 Weighted              Weighted   Original
                  Number                   Pool By     Weighted      Avg.       Avg.       Avg.     LTV with                 Pct.
   Initial          of      Principal     Principal   Avg. Gross   Current   Principal   Original    Silent    Pct. Full    Owner
Periodic Cap      Loans      Balance       Balance      Coupon       FICO     Balance      LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%          11      $3,353,382       0.34%       6.842%       657    $304,853     83.42%     94.03%      65.50%     89.25%
1.51 - 2.00%           8       1,674,014       0.17        7.398        652     209,252     81.56      81.56       33.69      66.31
2.51 - 3.00%       3,594     852,791,782      85.23        7.388        651     237,282     80.59      90.92       57.19      94.55
N/A                  965     142,752,293      14.27        7.580        637     147,930     77.35      80.01       59.69      96.04
------------------------------------------------------------------------------------------------------------------------------------
Total:             4,578  $1,000,571,470     100.00%       7.414%       649    $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                          Distribution by Periodic Cap


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Periodic Cap        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%         3,613    $857,819,177      85.73%     7.386%       651   $237,426     80.60%     90.91%      57.18%     94.47%
 N/A                    965     142,752,293      14.27      7.580        637    147,930     77.35      80.01       59.69      96.04
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                      Distribution by Months to Rate Reset


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of               Weighted             Weighted   Original
                     Number                   Pool By    Weighted     Avg.      Avg.       Avg.     LTV with                 Pct.
  Months To            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  Rate Reset         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
  1 - 12                 19      $5,027,395       0.50%     7.027%       655   $264,600     82.80%     89.88%      54.91%     81.61%
 13 - 24              2,774     668,710,072      66.83      7.409        650    241,063     80.67      91.25       56.81      94.46
 25 - 36                714     158,305,800      15.82      7.351        651    221,717     80.49      89.47       55.14      94.63
 49 & Above             106      25,775,909       2.58      7.079        673    243,169     79.09      91.08       79.62      96.22
 N/A                    965     142,752,293      14.27      7.580        637    147,930     77.35      80.01       59.69      96.04
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                       Distribution by Life Maximum Rate


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Life Maximum Rate   Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below          97     $33,120,699       3.31%     5.818%       690   $341,451     76.82%     88.12%      81.96%     98.92%
 12.00 - 12.49%         200      69,873,648       6.98      6.278        673    349,368     78.10      91.43       77.29      98.14
 12.50 - 12.99%         717     205,696,372      20.56      6.776        669    286,885     78.71      91.54       60.18      96.66
 13.00 - 13.49%         639     162,512,892      16.24      7.233        656    254,324     79.89      92.44       54.04      97.34
 13.50 - 13.99%         915     200,127,334      20.00      7.702        639    218,718     80.91      90.60       46.82      94.22
 14.00 - 14.49%         486      91,733,183       9.17      8.207        635    188,751     82.81      90.48       50.65      90.29
 14.50 - 14.99%         379      68,003,234       6.80      8.687        618    179,428     85.91      88.78       60.05      83.74
 15.00 - 15.49%         125      18,415,694       1.84      9.197        596    147,326     86.41      87.43       65.38      85.53
 15.50 - 15.99%          51       7,406,032       0.74      9.653        593    145,216     89.03      89.33       59.87      94.37
 16.00% & Above           4         930,088       0.09     10.182        617    232,522     88.98      91.02       22.62     100.00
 N/A                    965     142,752,293      14.27      7.580        637    147,930     77.35      80.01       59.69      96.04
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================



                             Distribution by Margin

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
      Margin         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below            7      $2,294,510       0.23%     6.187%       665   $327,787     78.93%     94.85%      78.49%     84.29%
 5.00 - 5.49%         1,678     483,041,161      48.28      6.976        661    287,867     78.15      91.98       57.96      96.63
 5.50 - 5.99%         1,014     216,387,801      21.63      7.685        639    213,400     81.47      88.77       56.08      93.20
 6.00 - 6.49%           608     109,229,539      10.92      8.148        636    179,654     85.93      89.89       56.86      88.89
 6.50 - 6.99%           231      36,756,841       3.67      8.437        636    159,121     89.03      91.51       55.37      91.26
 7.00% & Above           75      10,109,325       1.01      8.804        649    134,791     91.32      93.48       48.20      92.56
 N/A                    965     142,752,293      14.27      7.580        637    147,930     77.35      80.01       59.69      96.04
------------------------------------------------------------------------------------------------------------------------------------
 Total:               4,578  $1,000,571,470     100.00%     7.414%       649   $218,561     80.14%     89.36%      57.53%     94.69%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


Selected Mortgage Loan Data(1)
------------------------------

                           The Group I Mortgage Loans

Scheduled Principal Balance:                                              $300,767,618
Number of Mortgage Loans:                                                        1,915
Average Scheduled Principal Balance:                                          $157,059
Weighted Average Gross Coupon:                                                   7.367%
Weighted Average Net Coupon: (2)                                                 6.857%
Weighted Average Current FICO Score:                                               638
Weighted Average Original LTV Ratio:                                             79.00%
Weighted Average Combined Original LTV with Silent Seconds:                      84.29%
Weighted Average Stated Remaining Term (months):                                   356
Weighted Average Seasoning (months):                                                 1
Weighted Average Months to Roll: (3)                                                26
Weighted Average Gross Margin: (3)                                                5.55%
Weighted Average Initial Rate Cap: (3)                                            2.99%
Weighted Average Periodic Rate Cap: (3)                                           1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                                13.42%
Weighted Average Back Debt to Income Ratio:                                      42.86%
Percentage of Loans with Silent Seconds:                                         27.59%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                   Distribution by Current Principal Balance


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
 Current Principal     of      Principal     Principal    Gross     Current   Principal  Original    Silent      Pct.       Owner
      Balance        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds    Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below         81      $3,329,034       1.11%     8.189%       613    $41,099     76.08%     79.91%      83.96%     83.09%
 $50,001 - $75,000      184      11,801,983       3.92      7.813        621     64,141     78.76      86.21       72.05      92.52
 $75,001 - $100,000     273      24,068,775       8.00      7.536        627     88,164     77.47      84.87       72.61      94.97
 $100,001 - $125,000    283      32,046,089      10.65      7.502        635    113,237     79.57      88.34       69.90      94.45
 $125,001 - $150,000    281      38,477,406      12.79      7.371        637    136,930     79.52      86.44       62.58      93.53
 $150,001 - $200,000    345      60,489,101      20.11      7.354        644    175,331     79.70      86.27       58.56      93.44
 $200,001 - $250,000    190      42,273,563      14.06      7.337        635    222,492     79.41      83.76       58.72      93.16
 $250,001 - $300,000    134      37,001,690      12.30      7.234        639    276,132     77.50      80.88       52.48      91.20
 $300,001 - $350,000     78      25,439,202       8.46      7.276        643    326,144     78.69      80.66       46.01      88.60
 $350,001 - $400,000     48      17,928,205       5.96      7.160        649    373,504     80.80      81.25       39.39      91.68
 $400,001 - $450,000     13       5,356,227       1.78      6.874        652    412,017     77.08      77.08       53.64      84.51
 $450,001 - $500,000      3       1,428,841       0.48      7.086        648    476,280     81.66      81.66       65.50      34.50
 $500,001 - $550,000      1         550,000       0.18      6.750        669    550,000     64.71      64.71      100.00     100.00
 $550,001 - $600,000      1         577,500       0.19      7.250        721    577,500     75.00      75.00      100.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                          Distribution by Current Rate


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Current Rate      Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below            1        $200,000       0.07%     4.999%       754   $200,000     80.00%     80.00%     100.00%      0.00%
 5.00 - 5.49%            10       1,357,406       0.45      5.245        720    135,741     66.60      69.81       38.96     100.00
 5.50 - 5.99%            71      13,546,541       4.50      5.844        687    190,796     68.43      71.75       56.13      96.29
 6.00 - 6.49%            97      19,959,501       6.64      6.276        662    205,768     74.69      81.09       70.97      95.01
 6.50 - 6.99%           434      73,924,673      24.58      6.792        653    170,333     76.15      82.17       57.56      93.03
 7.00 - 7.49%           394      62,426,145      20.76      7.233        642    158,442     79.63      86.96       57.45      94.15
 7.50 - 7.99%           409      63,903,574      21.25      7.707        625    156,243     79.85      84.92       56.67      93.76
 8.00 - 8.49%           258      35,298,445      11.74      8.193        623    136,816     83.80      87.92       59.77      84.19
 8.50 - 8.99%           143      21,037,095       6.99      8.697        605    147,113     85.60      86.92       62.55      85.45
 9.00% & Above           98       9,114,238       3.03      9.333        583     93,002     85.10      86.50       79.38      92.97
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                          Distribution by Credit Score


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Credit Score        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above             86     $14,268,916       4.74%     6.871%       764   $165,918     77.28%     82.68%      48.16%     71.84%
 720 - 739               58       9,819,561       3.26      6.959        728    169,303     80.16      87.45       52.55      78.64
 700 - 719               96      15,472,651       5.14      7.098        709    161,173     81.81      86.88       40.90      77.74
 680 - 699              123      20,316,119       6.75      7.064        689    165,172     81.21      87.56       50.33      80.81
 660 - 679              202      34,810,765      11.57      7.013        668    172,331     78.42      84.93       49.28      91.23
 640 - 659              262      44,877,796      14.92      7.163        648    171,289     79.60      84.73       53.15      91.87
 620 - 639              241      39,441,566      13.11      7.358        629    163,658     79.80      86.05       63.78      97.78
 600 - 619              320      49,823,442      16.57      7.393        609    155,698     79.07      85.80       62.88      97.91
 580 - 599              235      32,494,473      10.80      7.764        589    138,274     78.39      83.26       69.55      95.04
 560 - 579              187      25,603,742       8.51      7.924        570    136,918     77.27      78.07       75.40      99.67
 540 - 559              105      13,838,587       4.60      8.443        550    131,796     75.22      76.42       76.92     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================




                              Distribution by Lien

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  Lien               Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First                1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                          Distribution by Original LTV

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Original LTV      Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below         151     $23,736,570       7.89%     6.886%       640   $157,196     49.52%     49.52%      58.50%     88.30%
 60.01 - 70.00%         137      23,329,015       7.76      7.037        628    170,285     66.35      66.58       54.95      88.22
 70.01 - 80.00%       1,058     159,296,492      52.96      7.198        639    150,564     79.00      88.94       66.72      94.29
 80.01 - 85.00%         167      27,445,236       9.13      7.779        617    164,343     84.30      84.33       51.31      96.61
 85.01 - 90.00%         218      36,930,915      12.28      7.918        632    169,408     89.44      89.44       42.05      89.52
 90.01 - 95.00%         183      29,939,561       9.95      7.850        667    163,604     94.48      94.48       53.18      85.49
 95.01 - 100.00%          1          89,830       0.03      7.500        614     89,830    100.00     100.00      100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                         Distribution by Documentation


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Documentation     Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full                 1,225    $178,621,040      59.39%     7.383%       630   $145,813     78.67%     85.88%     100.00%     89.82%
 Stated                 678     120,437,862      40.04      7.338        650    177,637     79.51      81.97        0.00      95.57
 Limited                 12       1,708,717       0.57      7.793        641    142,393     77.97      81.44        0.00      85.08
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                            Distribution by Purpose


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
     Purpose         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Cashout Refi         1,039    $182,128,044      60.55%     7.330%       633   $175,292     77.95%     79.32%      47.51%     95.19%
 Purchase               748      97,128,525      32.29      7.452        649    129,851     81.19      94.51       79.18      85.56
 Rate/term Refi         128      21,511,050       7.15      7.301        629    168,055     78.04      80.21       70.58      95.37
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                           Distribution by Occupancy


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
     Occupancy       Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied       1,772    $276,992,932      92.10%     7.346%       634   $156,317     79.03%     84.76%      57.92%    100.00%
 Non Owner              130      21,901,455       7.28      7.618        690    168,473     78.34      78.41       75.54       0.00
 Second Home             13       1,873,231       0.62      7.608        660    144,095     83.04      83.04       87.41       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                         Distribution by Property Type


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Property Type       Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family        1,490    $223,777,991      74.40%     7.392%       635   $150,187     79.30%     84.36%      58.91%     94.27%
 PUD                    206      38,323,778      12.74      7.301        641    186,038     78.32      84.98       65.33      93.36
 Condo                  138      20,948,665       6.97      7.205        661    151,802     77.70      86.29       65.50      82.28
 2 Family                71      15,033,637       5.00      7.455        640    211,741     79.84      81.18       38.55      78.56
 3-4 Family              10       2,683,547       0.89      7.065        664    268,355     69.50      70.07       83.36      44.96
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                             Distribution by State

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  State              Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 CA                     202     $51,943,033      17.27%     6.981%       650   $257,144     72.00%     74.69%      47.34%     84.29%
 IL                     149      23,669,653       7.87      7.403        642    158,857     80.49      83.54       42.99      88.02
 FL                     142      23,238,296       7.73      7.469        646    163,650     79.47      82.98       65.52      87.58
 MI                     120      14,589,580       4.85      7.465        643    121,580     84.89      88.87       41.81      97.42
 TX                     115      13,304,799       4.42      7.403        628    115,694     78.41      82.68       61.07      95.10
 NY                      69      12,806,294       4.26      7.456        629    185,598     76.38      78.12       49.51      87.98
 NJ                      48      11,130,513       3.70      7.357        623    231,886     78.75      80.14       39.25      97.47
 OH                     104      10,664,017       3.55      7.587        625    102,539     83.28      90.06       76.99      96.87
 OR                      58       9,958,675       3.31      7.126        650    171,701     79.95      87.00       67.70      93.70
 MN                      56       9,725,781       3.23      7.428        635    173,675     81.13      88.25       65.72      94.28
 Other                  852     119,736,977      39.81      7.480        633    140,536     80.68      88.46       68.78      95.38
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


                              Distribution by Zip

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Zip               Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 92114                    3      $1,290,500       0.43%     7.191%       655   $430,167     74.66%     74.66%      61.80%     55.25%
 92376                    4       1,221,550       0.41      7.031        661    305,388     81.45      81.45       29.88     100.00
 11717                    3       1,054,115       0.35      6.970        691    351,372     90.27      90.27       38.18     100.00
 90044                    3         903,813       0.30      7.849        697    301,271     76.49      76.49       70.70      29.30
 60107                    4         889,196       0.30      7.299        665    222,299     84.10      88.69       22.94     100.00
 11234                    3         852,795       0.28      6.898        603    284,265     56.86      56.86       70.71     100.00
 60804                    4         808,376       0.27      6.766        639    202,094     79.56      79.56       21.75     100.00
 97007                    5         805,513       0.27      7.634        645    161,103     78.08      86.22       58.26     100.00
 32738                    5         801,636       0.27      7.509        637    160,327     83.61      83.61       77.14     100.00
 90745                    2         793,940       0.26      7.060        711    396,970     90.34      90.34        0.00     100.00
 Other                1,879     291,346,184      96.87      7.372        637    155,054     78.99      84.41       59.84      92.26
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
  Remaining          Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
  Months To            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Maturity          Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                 43      $4,419,175       1.47%     6.910%       636   $102,772     62.69%     62.69%      56.48%     91.47%
 181 - 240                1          67,282       0.02      7.750        608     67,282     72.47      72.47        0.00     100.00
 241 - 360            1,871     296,281,161      98.51      7.374        638    158,354     79.25      84.61       59.45      92.10
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                       Distribution by Amortization Type

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
Amortization Type    Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                667     $91,479,739      30.42%     7.605%       622   $137,151     81.10%     84.99%      52.29%     93.07%
2 YR ARM IO             493      90,019,540      29.93      7.353        645    182,595     79.77      88.35       69.08      88.56
30 YR FIXED             287      40,440,518      13.45      7.092        655    140,908     73.51      75.22       52.89      96.60
3 YR ARM IO             149      27,928,224       9.29      7.194        648    187,438     78.64      85.77       70.58      89.42
3 YR ARM                173      27,385,516       9.11      7.477        625    158,298     80.74      83.77       45.55      96.38
5 YR ARM IO              31       5,773,707       1.92      6.700        678    186,249     78.80      85.65       64.35      97.64
30 YR FIXED IO           32       5,505,420       1.83      7.496        638    172,044     76.19      81.87       85.66     100.00
15 YR FIXED              41       4,229,270       1.41      6.875        639    103,153     63.05      63.05       54.52      91.09
2 YR ARM BALLOON
  40/30                  15       2,625,015       0.87      7.263        646    175,001     84.29      93.83       72.22      77.07
5 YR ARM                  9       1,825,481       0.61      6.530        662    202,831     73.26      74.18       40.98     100.00
Other                    18       3,555,188       1.18      7.253        637    197,510     80.27      83.99       46.23      80.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                       Distribution by Interest Only Term


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of               Weighted             Weighted   Original
 Interest            Number                   Pool By    Weighted     Avg.      Avg.       Avg.     LTV with                 Pct.
   Only                of      Principal     Principal   Avg. Gross Current   Principal  Original    Silent    Pct. Full    Owner
   Term              Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                    1,204    $170,346,727      56.64%     7.423%       632   $141,484     78.76%     81.96%      51.45%     94.12%
 60                     711     130,420,892      43.36      7.294        646    183,433     79.32      87.33       69.75      89.46
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                      Distribution by Initial Periodic Cap


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
    Initial            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Periodic Cap        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%             5      $1,039,000       0.35%     7.087%       636   $207,800     81.59%     83.98%      46.63%     65.30%
 1.51 - 2.00%             7       1,451,658       0.48      7.172        651    207,380     80.27      80.27       23.53      76.47
 2.51 - 3.00%         1,538     247,194,764      82.19      7.419        635    160,725     80.22      86.21       60.17      91.38
 N/A                    365      51,082,196      16.98      7.126        651    139,951     73.02      75.14       56.91      96.57
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                          Distribution by Periodic Cap


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Periodic Cap        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%         1,550    $249,685,422      83.02%     7.417%       635   $161,087     80.23%     86.16%      59.90%     91.18%
 N/A                    365      51,082,196      16.98      7.126        651    139,951     73.02      75.14       56.91      96.57
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                      Distribution by Months to Rate Reset


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
  Months To            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  Rate Reset         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
  1 - 12                 12      $2,490,658       0.83%     7.136%       645   $207,555     80.82%     81.82%      33.17%     71.81%
 13 - 24              1,175     184,124,294      61.22      7.477        633    156,702     80.50      86.76       60.78      90.64
 25 - 36                322      55,313,740      18.39      7.334        637    171,782     79.68      84.78       58.19      92.87
 49 & Above              41       7,756,730       2.58      6.669        673    189,189     77.52      83.24       59.58      98.25
 N/A                    365      51,082,196      16.98      7.126        651    139,951     73.02      75.14       56.91      96.57
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================



                       Distribution by Life Maximum Rate


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Life Maximum Rate   Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below          47      $9,007,934       2.99%     5.797%       682   $191,658     73.98%     79.46%      58.77%     96.03%
 12.00 - 12.49%          78      15,869,934       5.28      6.286        655    203,461     75.97      83.29       72.41      94.62
 12.50 - 12.99%         348      61,407,647      20.42      6.791        649    176,459     77.03      83.91       57.90      92.43
 13.00 - 13.49%         303      50,145,733      16.67      7.241        640    165,497     80.62      89.07       59.93      93.56
 13.50 - 13.99%         327      52,329,226      17.40      7.694        627    160,028     80.76      86.34       55.26      92.70
 14.00 - 14.49%         248      34,327,181      11.41      8.195        623    138,416     83.89      88.01       59.51      84.00
 14.50 - 14.99%         136      20,283,781       6.74      8.699        607    149,145     85.65      86.91       61.82      84.91
 15.00 - 15.49%          34       3,943,005       1.31      9.181        585    115,971     86.60      88.27       87.06      92.45
 15.50 - 15.99%          27       2,073,364       0.69      9.669        574     76,791     85.13      86.19       84.29      87.38
 16.00% & Above           2         297,617       0.10     10.375        609    148,809     86.80      93.20       31.99     100.00
 N/A                    365      51,082,196      16.98      7.126        651    139,951     73.02      75.14       56.91      96.57
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


                             Distribution by Margin


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
      Margin         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below            2        $468,300       0.16%     6.280%       644   $234,150     74.78%     74.78%      76.98%     23.02%
 5.00 - 5.49%           645     111,034,427      36.92      6.914        639    172,146     75.73      84.68       66.57      91.79
 5.50 - 5.99%           481      78,263,907      26.02      7.574        631    162,711     81.25      85.70       52.50      92.84
 6.00 - 6.49%           279      42,279,173      14.06      8.019        634    151,538     86.49      89.05       58.47      87.33
 6.50 - 6.99%           109      13,816,166       4.59      8.374        633    126,754     88.11      90.46       54.74      89.76
 7.00% & Above           34       3,823,449       1.27      8.804        634    112,454     92.69      92.69       49.71      95.39
 N/A                    365      51,082,196      16.98      7.126        651    139,951     73.02      75.14       56.91      96.57
------------------------------------------------------------------------------------------------------------------------------------
 Total:               1,915    $300,767,618     100.00%     7.367%       638   $157,059     79.00%     84.29%      59.39%     92.10%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                              $699,803,852
Number of Mortgage Loans:                                                        2,663
Average Scheduled Principal Balance:                                          $262,788
Weighted Average Gross Coupon:                                                   7.434%
Weighted Average Net Coupon: (2)                                                 6.924%
Weighted Average Current FICO Score:                                               654
Weighted Average Original LTV Ratio:                                             80.62%
Weighted Avg. Combined Original LTV with Silent Seconds:                         91.53%
Weighted Average Stated Remaining Term (months):                                   358
Weighted Average Seasoning (months):                                                 1
Weighted Average Months to Roll: (3)                                                26
Weighted Average Gross Margin: (3)                                                5.40%
Weighted Average Initial Rate Cap: (3)                                            2.99%
Weighted Average Periodic Rate Cap: (3)                                           1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                                13.37%
Weighted Average Back Debt to Income Ratio:                                      42.57%
Percentage of Loans with Silent Seconds:                                         57.84%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                   Distribution by Current Principal Balance


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
 Current Principal     of      Principal     Principal    Gross     Current   Principal  Original    Silent      Pct.       Owner
      Balance        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds    Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below        128      $5,245,791       0.75%     8.495%       606    $40,983     74.68%     78.20%      84.91%     76.18%
 $50,001 - $75,000      199      12,677,774       1.81      8.374        610     63,707     81.84      87.12       72.77      91.45
 $75,001 - $100,000     206      18,095,270       2.59      8.093        612     87,841     81.37      87.65       69.95      95.34
 $100,001 - $125,000    243      27,295,558       3.90      8.032        619    112,327     81.11      88.35       72.60      93.75
 $125,001 - $150,000    226      31,274,233       4.47      7.875        629    138,382     81.68      90.67       62.92      95.69
 $150,001 - $200,000    365      63,487,911       9.07      7.832        631    173,939     81.21      90.19       59.44      94.57
 $200,001 - $250,000    278      62,471,611       8.93      7.649        644    224,718     81.63      92.98       46.18      95.35
 $250,001 - $300,000    225      61,880,331       8.84      7.439        656    275,024     81.53      94.40       52.18      95.56
 $300,001 - $350,000    141      45,955,444       6.57      7.370        660    325,925     81.26      94.51       44.01      96.51
 $350,001 - $400,000    112      42,066,185       6.01      7.355        662    375,591     81.39      94.50       47.24      95.56
 $400,001 - $450,000    118      50,314,495       7.19      7.381        664    426,394     81.66      91.39       45.83      93.11
 $450,001 - $500,000     71      33,774,627       4.83      7.288        659    475,699     80.39      90.92       43.78      92.92
 $500,001 - $550,000     79      41,303,426       5.90      7.137        673    522,828     81.53      91.80       57.05      93.59
 $550,001 - $600,000     65      37,402,022       5.34      7.288        648    575,416     81.28      90.90       57.11     100.00
 $600,001 - $650,000     28      17,588,973       2.51      7.103        663    628,178     80.66      94.87       61.06      96.53
 $650,001 - $700,000     28      18,930,773       2.71      7.177        672    676,099     80.61      93.95       53.49      96.49
 $700,001 & Above       151     130,039,425      18.58      6.999        674    861,188     77.78      90.01       68.14      99.44
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                          Distribution by Current Rate

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Current Rate      Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.00 - 5.49%             2        $764,800       0.11%     5.053%       666   $382,400     80.00%    100.00%     100.00%    100.00%
 5.50 - 5.99%            61      29,335,349       4.19      5.835        691    480,907     75.81      86.66       91.76     100.00
 6.00 - 6.49%           133      58,365,339       8.34      6.270        681    438,837     77.99      92.16       78.77      98.38
 6.50 - 6.99%           402     154,788,765      22.12      6.767        679    385,047     79.28      94.06       61.40      98.44
 7.00 - 7.49%           347     114,347,227      16.34      7.229        663    329,531     79.54      93.69       51.95      99.05
 7.50 - 7.99%           748     171,644,279      24.53      7.709        641    229,471     80.49      90.47       45.34      95.04
 8.00 - 8.49%           385      76,428,957      10.92      8.207        635    198,517     82.24      90.35       46.85      94.09
 8.50 - 8.99%           403      66,248,193       9.47      8.682        617    164,388     85.77      88.96       58.60      86.55
 9.00% & Above          182      27,880,943       3.98      9.371        598    153,192     87.21      88.11       59.14      89.52
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================

                          Distribution by Credit Score


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Credit Score        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above            143     $49,604,090       7.09%     6.997%       762   $346,882     81.10%     94.00%      55.17%     86.76%
 720 - 739               83      32,664,742       4.67      7.028        728    393,551     80.30      95.51       47.32      93.91
 700 - 719              162      61,960,707       8.85      6.951        709    382,474     80.19      94.14       46.45      92.62
 680 - 699              209      70,306,539      10.05      7.256        688    336,395     81.18      96.70       47.67      97.20
 660 - 679              311      98,481,725      14.07      7.060        669    316,661     80.10      93.35       52.80      96.88
 640 - 659              382     113,079,676      16.16      7.362        648    296,020     81.38      94.13       43.35      97.46
 620 - 639              291      73,233,491      10.46      7.572        629    251,661     82.00      90.36       66.84      93.91
 600 - 619              386      86,787,733      12.40      7.720        610    224,839     80.85      89.69       69.25      97.48
 580 - 599              324      57,854,543       8.27      8.029        589    178,563     79.65      86.26       73.80      98.41
 560 - 579              219      33,854,734       4.84      8.321        569    154,588     80.17      80.91       70.56      97.92
 540 - 559              153      21,975,871       3.14      8.467        549    143,633     75.69      76.06       69.50     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                              Distribution by Lien


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  Lien               Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First                2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                          Distribution by Original LTV


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Original LTV      Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below         106     $16,578,716       2.37%     7.449%       615   $156,403     51.20%     53.01%      68.27%     93.39%
 60.01 - 70.00%          97      32,094,397       4.59      7.145        638    330,870     66.91      71.25       65.97      92.41
 70.01 - 80.00%       1,700     499,112,901      71.32      7.199        661    293,596     79.50      94.44       57.28      98.20
 80.01 - 85.00%         170      32,643,741       4.66      8.118        611    192,022     84.31      84.31       46.56      91.48
 85.01 - 90.00%         304      63,443,862       9.07      8.383        629    208,697     89.69      89.79       53.38      90.01
 90.01 - 95.00%         279      54,371,265       7.77      8.207        661    194,879     94.66      94.66       53.05      85.83
 95.01 - 100.00%          7       1,558,971       0.22      8.267        636    222,710    100.00     100.00       48.20     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                         Distribution by Documentation


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Documentation     Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full                 1,596    $397,048,181      56.74%     7.314%       646   $248,777     80.20%     91.78%     100.00%     93.55%
 Stated               1,051     298,900,538      42.71      7.590        663    284,396     81.15      91.25        0.00      98.76
 Limited                 16       3,855,133       0.55      7.602        649    240,946     82.86      87.84        0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                            Distribution by Purpose


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
     Purpose         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Purchase             1,692    $477,859,755      68.28%     7.329%       667   $282,423     80.82%     96.10%      60.28%     95.85%
 Cashout Refi           868     203,775,368      29.12      7.651        626    234,764     80.01      81.57       47.92      95.52
 Rate/term Refi         103      18,168,729       2.60      7.737        619    176,395     82.39      83.28       62.47      97.96
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                           Distribution by Occupancy


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
     Occupancy       Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied       2,504    $670,490,944      95.81%     7.403%       652   $267,768     80.50%     91.89%      55.40%    100.00%
 Non Owner              138      24,951,605       3.57      8.095        687    180,809     83.29      83.41       90.70       0.00
 Second Home             21       4,361,303       0.62      8.300        668    207,681     83.46      83.46       68.50       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                         Distribution by Property Type


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Property Type       Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family        1,891    $461,715,288      65.98%     7.451%       650   $244,165     80.52%     90.76%      54.92%     96.06%
 PUD                    458     150,247,589      21.47      7.380        656    328,052     80.79      92.64       65.06      96.39
 Condo                  214      56,775,478       8.11      7.394        668    265,306     80.21      94.31       55.56      94.41
 2 Family                90      26,577,965       3.80      7.544        676    295,311     83.11      93.60       38.12      92.19
 3-4 Family              10       4,487,532       0.64      7.292        680    448,753     76.64      86.20       90.64      90.08
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                             Distribution by State


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  State              Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 CA                     705    $313,614,614      44.81%     7.081%       671   $444,843     79.37%     92.77%      55.95%     96.02%
 FL                     220      52,636,735       7.52      7.722        656    239,258     81.38      91.31       55.97      91.07
 IL                     155      32,553,824       4.65      7.993        624    210,025     83.21      88.27       43.66      98.14
 NY                     105      31,740,185       4.54      7.527        657    302,287     81.74      90.84       45.99      94.72
 MD                      60      19,540,747       2.79      7.716        635    325,679     81.41      90.82       58.78      96.73
 NJ                      53      18,112,505       2.59      7.504        658    341,745     82.10      90.39       33.45      98.82
 GA                      85      17,112,112       2.45      7.748        636    201,319     80.75      94.52       66.53     100.00
 TX                     128      15,736,651       2.25      7.785        625    122,943     80.77      89.31       62.48      97.40
 OH                     132      15,315,147       2.19      7.962        626    116,024     85.66      92.05       64.53      96.46
 NV                      52      15,101,487       2.16      7.375        656    290,413     78.63      93.49       53.98      99.01
 Other                  968     168,339,845      24.06      7.726        634    173,905     81.45      89.95       63.28      95.31
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                              Distribution by Zip

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Zip               Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 92336                   10      $4,110,997       0.59%     7.390%       646   $411,100     81.65%     91.60%      48.89%    100.00%
 92201                    8       3,604,700       0.52      6.905        662    450,588     80.20      94.65       56.97     100.00
 92127                    4       3,199,569       0.46      6.451        637    799,892     78.55      87.76       71.91     100.00
 93536                    9       3,110,856       0.44      7.305        658    345,651     82.05      94.35       40.98      87.00
 92882                    5       2,875,522       0.41      7.157        647    575,104     79.89      94.46       57.33      87.76
 91007                    3       2,691,873       0.38      6.489        694    897,291     74.56      90.00       44.58     100.00
 91914                    6       2,480,200       0.35      7.275        669    413,367     80.00      98.47       28.31     100.00
 95136                    4       2,431,000       0.35      7.236        658    607,750     79.99      91.18       24.68     100.00
 95127                    4       2,169,188       0.31      6.536        702    542,297     78.27      91.37       80.27     100.00
 95023                    3       2,120,000       0.30      6.979        706    706,667     80.00     100.00       73.58     100.00
 Other                2,607     671,009,946      95.89      7.453        653    257,388     80.66      91.46       56.92      95.74
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                  Distribution by Remaining Months to Maturity


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
  Remaining          Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
  Months To            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
   Maturity          Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                 39      $3,706,016       0.53%     7.769%       626    $95,026     74.49%     76.02%      40.54%     93.91%
 181 - 240                2         114,815       0.02      8.424        612     57,407     76.56      76.56      100.00     100.00
 241 - 360            2,622     695,983,021      99.45      7.432        654    265,440     80.66      91.62       56.82      95.82
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                       Distribution by Amortization Type


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
Amortization Type    Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2 YR ARM IO          1,015    $366,987,347      52.44%     7.255%       665   $361,564     80.23%     94.27%      56.06%     96.11%
 2 YR ARM               562     112,414,149      16.06      7.793        628    200,025     82.38      88.66       52.42      95.10
 3 YR ARM IO            246      73,390,670      10.49      7.311        668    298,336     80.76      93.55       51.45      96.17
 30 YR FIXED            493      71,649,882      10.24      7.782        631    145,334     80.14      82.39       57.63      95.30
 3 YR ARM               145      29,101,391       4.16      7.477        636    200,699     81.37      87.93       59.58      94.01
 5 YR ARM IO             51      15,598,670       2.23      7.253        680    305,856     80.08      95.74       89.38      94.63
 30 YR FIXED IO          65      15,292,657       2.19      8.090        620    235,272     79.25      85.13       82.01      98.03
 2 YR ARM BALLOON
  40/30                  23       5,684,282       0.81      7.535        630    247,143     80.68      93.97       58.09     100.00
 15 YR FIXED             36       3,338,361       0.48      7.753        624     92,732     74.21      75.50       41.42      93.23
 5 YR ARM                14       2,420,509       0.35      7.271        629    172,893     77.70      86.17       80.89     100.00
 Other                   13       3,925,934       0.56      7.247        662    301,995     82.76      95.43       72.80      94.34
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                       Distribution by Interest Only Term

                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of               Weighted             Weighted   Original
 Interest            Number                   Pool By    Weighted     Avg.      Avg.       Avg.     LTV with                 Pct.
   Only                of      Principal     Principal   Avg. Gross Current   Principal  Original    Silent    Pct. Full    Owner
   Term              Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                    1,279    $226,362,358      32.35%     7.739%       630   $176,984     81.35%     86.54%      55.55%     95.11%
 60                   1,384     473,441,494      67.65      7.287        665    342,082     80.28      93.92       57.31      96.15
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                      Distribution by Initial Periodic Cap


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
    Initial            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Periodic Cap        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%             6      $2,314,382       0.33%     6.731%       666   $385,730     84.24%     98.54%      73.97%    100.00%
 1.51 - 2.00%             1         222,355       0.03      8.875        654    222,355     90.00      90.00      100.00       0.00
 2.51 - 3.00%         2,056     605,597,018      86.54      7.375        657    294,551     80.73      92.84       55.97      95.84
 N/A                    600      91,670,097      13.10      7.834        629    152,783     79.76      82.73       61.24      95.75
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                          Distribution by Periodic Cap


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Periodic Cap        Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%         2,063    $608,133,755      86.90%     7.373%       657   $294,781     80.75%     92.86%      56.06%     95.82%
 N/A                    600      91,670,097      13.10      7.834        629    152,783     79.76      82.73       61.24      95.75
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                      Distribution by Months to Rate Reset


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
  Months To            of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
  Rate Reset         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
  1 - 12                  7      $2,536,737       0.36%     6.919%       665   $362,391     84.75%     97.79%      76.25%     91.23%
 13 - 24              1,599     484,585,779      69.25      7.383        656    303,056     80.73      92.96       55.30      95.91
 25 - 36                392     102,992,060      14.72      7.360        659    262,735     80.93      91.99       53.50      95.58
 49 & Above              65      18,019,179       2.57      7.256        673    277,218     79.76      94.45       88.24      95.35
 N/A                    600      91,670,097      13.10      7.834        629    152,783     79.76      82.73       61.24      95.75
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================



                       Distribution by Life Maximum Rate


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
 Life Maximum Rate   Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below          50     $24,112,765       3.45%     5.826%       692   $482,255     77.89%     91.36%      90.62%    100.00%
 12.00 - 12.49%         122      54,003,714       7.72      6.275        679    442,653     78.73      93.83       78.73      99.18
 12.50 - 12.99%         369     144,288,725      20.62      6.769        678    391,026     79.42      94.78       61.15      98.47
 13.00 - 13.49%         336     112,367,159      16.06      7.229        663    334,426     79.56      93.94       51.41      99.03
 13.50 - 13.99%         588     147,798,108      21.12      7.704        644    251,357     80.97      92.10       43.84      94.76
 14.00 - 14.49%         238      57,406,003       8.20      8.214        642    241,202     82.17      91.97       45.36      94.05
 14.50 - 14.99%         243      47,719,453       6.82      8.682        623    196,376     86.01      89.58       59.30      83.24
 15.00 - 15.49%          91      14,472,689       2.07      9.202        599    159,041     86.35      87.20       59.48      83.65
 15.50 - 15.99%          24       5,332,668       0.76      9.646        600    222,194     90.55      90.55       50.37      97.09
 16.00% & Above           2         632,471       0.09     10.091        622    316,236     90.00      90.00       18.21     100.00
 N/A                    600      91,670,097      13.10      7.834        629    152,783     79.76      82.73       61.24      95.75
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                             Distribution by Margin


                                                                                                    Weighted
                                                                                                      Avg.
                                                                                                    Combined
                                              Pct. Of    Weighted   Weighted             Weighted   Original
                     Number                   Pool By      Avg.       Avg.      Avg.       Avg.     LTV with                 Pct.
                       of      Principal     Principal    Gross     Current   Principal  Original    Silent    Pct. Full    Owner
      Margin         Loans      Balance       Balance     Coupon      FICO     Balance     LTV      Seconds       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below            5      $1,826,210       0.26%     6.163%       671   $365,242     79.99%     99.99%      78.87%    100.00%
 5.00 - 5.49%         1,033     372,006,735      53.16      6.994        667    360,123     78.87      94.16       55.39      98.08
 5.50 - 5.99%           533     138,123,893      19.74      7.748        644    259,144     81.59      90.52       58.10      93.41
 6.00 - 6.49%           329      66,950,366       9.57      8.229        637    203,497     85.57      90.43       55.84      89.88
 6.50 - 6.99%           122      22,940,675       3.28      8.475        638    188,038     89.59      92.14       55.75      92.16
 7.00% & Above           41       6,285,876       0.90      8.804        659    153,314     90.49      93.97       47.28      90.84
 N/A                    600      91,670,097      13.10      7.834        629    152,783     79.76      82.73       61.24      95.75
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,663    $699,803,852     100.00%     7.434%       654   $262,788     80.62%     91.53%      56.74%     95.81%
====================================================================================================================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.